Exhibit 28 (m) (1) under Form N-1A

Exhibit 1 under Item 601/Reg. S-K

6/29.20 –Name changed to Federated Hermes Equity Funds

FEDERATED EQUITY FUNDS

DISTRIBUTION PLAN

This Distribution Plan ("Plan") is adopted as of the 12th day of February, 2004, by the Board of Trustees of Federated Equity Funds (the "Trust"), a Massachusetts business trust with respect to certain classes of shares ("Classes") of the portfolios of the Trust (the "Funds") set forth in exhibits hereto.

1.       This Plan is adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended ("Act"), so as to allow the Trust to make payments as contemplated herein, in conjunction with the distribution of Classes of the Funds ("Shares") and pursuant to the “Distributor’s Contract” entered into by the Trust and FSC.

2.       This Plan is designed to finance activities of Federated Securities Corp. ("FSC") principally intended to result in the sale of Shares to include: (a) providing incentives to financial institutions ("Financial Institutions") to sell Shares and; (b) advertising and marketing of Shares to include preparing, printing and distributing prospectuses and sales literature to prospective shareholders and with Financial Institutions. The Plan is also designed to cover the costs of administrative services performed in connection with the sale of Shares, but are not limited to shareholder services, recordkeeping services and educational services, as well as the costs of implementing and operating the Plan.

3.       As compensation for services provided pursuant to this Plan, FSC will be paid a fee in respect of the following Classes set forth on the exhibits to this Agreement. FSC may use all or any of the fees received pursuant to the Plan to pay any of the expenses associated with the activities under Paragraph 2 hereof whether incurred directly, or through Financial Institutions.

4.       Any payments by FSC to Financial Institutions with funds received as compensation under this Plan will be made pursuant to an agreement entered into by FSC and the Financial Institution (“Financial Institution Agreement”). FSC has the right (i) to select, in its sole discretion, the Financial Institutions to participate in the Plan and (ii) to terminate without cause and in its sole discretion any Financial Institution Agreement.

5.       Quarterly in each year that this Plan remains in effect, FSC shall prepare and furnish to the Board of Trustees of the Trust, and the Board of Trustees shall review, a written report of the amounts expended under the Plan and the purpose for which such expenditures were made.

6.       This Plan shall become effective with respect to each Class (i) after approval as required by Rule 12b-1 under the Act as in effect on the date of the execution hereof; and (ii) upon execution of an exhibit adopting this Plan with respect to such Class.

7.       This Plan shall remain in effect with respect to each Class presently set forth on an exhibit and any subsequent Classes added pursuant to an exhibit during the initial year of this Plan for the period of one year from the date set forth above and may be continued thereafter if this Plan is approved with respect to each Class at least annually by a majority of the Trust's Board of Trustees and a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such Plan. If this Plan is adopted with respect to a Class after the first annual approval by the Trustees as described above, this Plan will be effective as to that Class upon execution of the applicable exhibit pursuant to the provisions of paragraph 6(ii) above and will continue in effect until the next annual approval of this Plan by the Trustees and thereafter for successive periods of one year subject to approval as described above.

8.       All material amendments to this Plan must be approved by a vote of the Board of Trustees of the Trust and of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on it.

9.       This Plan may not be amended in order to increase materially the costs which the Classes may bear for distribution pursuant to the Plan without being approved by a majority vote of the outstanding voting securities of the Classes as defined in Section 2(a)(42) of the Act.

10.       This Plan may be terminated with respect to a particular Class at any time by: (a) a majority vote of the Disinterested Trustees; or (b) a vote of a majority of the outstanding voting securities of the particular Class as defined in Section 2(a)(42) of the Act; or (c) by FSC on 60 days' notice to the Trust.

11.       While this Plan shall be in effect, the selection and nomination of Disinterested Trustees of the Trust shall be committed to the discretion of the Disinterested Trustees then in office.

12.       All agreements with any person relating to the implementation of this Plan, including, but not limited to Financial Institution Agreements, shall be in writing and any agreement related to this Plan shall be subject to termination, without penalty, pursuant to the provisions of Paragraph 10 herein.

13.       This Plan shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

6/29/20 – Name changed to Federated Hermes Kaufmann Fund

6/29/20- Name changed to Federated Hermes Kaufmann Small Cap Fund

3/17/08 - Federated Technology Fund merged into Federated MDT Small Cap Growth Fund

6/22/07 - Federated Large Cap Growth Fund merged into Federated MDT Large Cap Growth Fund

EXHIBIT A

to the

Distribution Plan

FEDERATED EQUITY FUNDS:

~~Federated Capital Appreciation Fund~~ see Exhibit P dated 12/1/07

Federated Kaufmann Fund

Federated Kaufmann Small Cap Fund

Federated Large Cap Growth Fund

~~Federated Market Opportunity Fund~~ see Exhibit P dated 12/1/07

Federated Technology Fund

Class A Shares

This Distribution Plan is adopted as of the 12th day of February, 2004, by Federated Equity Funds with respect to the Class A Shares of the portfolios of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.25 of 1% of the average aggregate net asset value of the Class A Shares of the portfolios of Federated Equity Funds held during the month.

Witness the due execution hereof this 1st day of March, 2004.

FEDERATED EQUITY FUNDS

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

6/29/20 – Name changed to Federated Hermes Federated Hermes Kaufmann Fund

6/29/20 – Name changed to Federated Hermes Kaufmann Small Cap Fund

12/29/16-Federated Mid-Cap Growth Strategies Fund name changed to Federated MDT Mid-Cap Growth Fund.

4/19/13 – Federated Capital Appreciation Fund reorganized into Federated Equity Income Fund, Inc.

1/18/13 – Federated Mid-Cap Growth Strategies Fund changed its name to Federated MDT Mid-Cap Growth Strategies Fund

12/31/12 – Federated Prudent Absolute Return Fund changed its name to Federated Absolute Return Fund

8/1/12 – Federated Market Opportunity Fund changed its name to Federated Prudent Absolute Return Fund

3/17/08 - Federated Technology Fund merged into Federated MDT Small Cap Growth Fund

6/22/07 - Federated Large Cap Growth Fund –merged into Federated MDT Large Cap Growth Fund

6/30/04 - Federated Growth Strategies Fund name changed to Federated Mid Cap Growth Strategies

EXHIBIT B

to the

Distribution Plan

FEDERATED EQUITY FUNDS:

Federated Capital Appreciation Fund

Federated Growth Strategies Fund

Federated Kaufmann Fund

Federated Kaufmann Small Cap Fund

Federated Large Cap Growth Fund

Federated Market Opportunity Fund

Federated Technology Fund

Class C Shares

This Distribution Plan is adopted as of the 12th day of February, 2004, by Federated Equity Funds with respect to the Class C Shares of the portfolios of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.75 of 1% of the average aggregate net asset value of the Class C Shares of the portfolios of Federated Equity Funds held during the month.

Witness the due execution hereof this 1st day of March, 2004.

FEDERATED EQUITY FUNDS

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

6/29/20 – Name changed to Federated Hermes Kaufmann Fund

4/19/13 – Federated Capital Appreciation Fund reorganized into Federated Equity Income Fund, Inc.

12/31/10 - Class K Shares were renamed Class R Shares

EXHIBIT C

to the

Distribution Plan

FEDERATED EQUITY FUNDS:

Federated Capital Appreciation Fund

Federated Kaufmann Fund

Class K Shares

This Distribution Plan is adopted as of the 12th day of February, 2004, by Federated Equity Funds with respect to the Class K Shares of the portfolios of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.50 of 1% of the average aggregate net asset value of the Class K Shares of the portfolios of Federated Equity Funds held during the month.

Witness the due execution hereof this 1st day of March, 2004.

FEDERATED EQUITY FUNDS

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

6/29/20 – Name changed to Federated Hermes Strategic Value Dividend Fund

6/29/10 - Name changed to Federated Strategic Value Dividend Fund

EXHIBIT D

to the

Distribution Plan

FEDERATED EQUITY FUNDS:

Federated Strategic Value Fund

Class C Shares

This Distribution Plan is adopted as of the 12th day of February, 2004, by Federated Equity Funds with respect to the Class C Shares of the portfolios of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.75 of 1% of the average aggregate net asset value of the Class C Shares of the portfolios of Federated Equity Funds held during the month.

Witness the due execution hereof this 1st day of December, 2004.

FEDERATED EQUITY FUNDS

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

6/29/20 – Name changed to Federated Hermes Strategic Value Dividend Fund

6/29/10 - Name changed to Federated Strategic Value Dividend Fund

12/1/07 - See Amendment #1 to Exhibit E

EXHIBIT E

to the

Distribution Plan

FEDERATED EQUITY FUNDS:

Federated Strategic Value Fund

Class A Shares

This Distribution Plan is adopted as of the 12th day of February, 2004, by Federated Equity Funds with respect to the Class A Shares of the portfolios of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.25 of 1% of the average aggregate net asset value of the Class A Shares of the portfolios of Federated Equity Funds held during the month.

Witness the due execution hereof this 1st day of March, 2005.

FEDERATED EQUITY FUNDS

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

6/29/20 – Name changed to Federated Hermes Strategic Value Dividend Fund

6/29/10 - Name changed to Federated Strategic Value Dividend Fund

Amendment #1 to EXHIBIT E

to the

Distribution Plan

FEDERATED EQUITY FUNDS:

Federated Strategic Value Fund

Class A Shares

This Amendment #1 to Exhibit E to the Distribution Plan was adopted as of the 15th day of November, 2007, by Federated Equity Funds with respect to the Class A Shares of the portfolios of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.05 of 1% of the average aggregate net asset value of the Class A Shares of Federated Strategic Value Fund held during the month.

Witness the due execution hereof this 1st day of December, 2007.

FEDERATED EQUITY FUNDS

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

Fund never went effective – contracts rescinded

EXHIBIT F

to the

Distribution Plan

FEDERATED EQUITY FUNDS:

Federated Absolute Advantage Fund

Class A Shares

This Amendment to the Distribution Plan is adopted as of the 20th day of May, 2005, by Federated Equity Funds with respect to the Class A Shares of the portfolios of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.25 of 1% of the average aggregate net asset value of the Class A Shares of the portfolios of Federated Equity Funds held during the month.

Witness the due execution hereof this 1st day of September, 2005.

FEDERATED EQUITY FUNDS

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

Fund never went effective – contracts rescinded

EXHIBIT G

to the

Distribution Plan

FEDERATED EQUITY FUNDS:

Federated Absolute Advantage Fund

Class C Shares

This Amendment to the Distribution Plan is adopted as of the 20th day of May, 2005, by Federated Equity Funds with respect to the Class C Shares of the portfolios of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.75 of 1% of the average aggregate net asset value of the Class C Shares of the portfolios of Federated Equity Funds held during the month.

Witness the due execution hereof this 1st day of September, 2005.

FEDERATED EQUITY FUNDS

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

6/29/20 – Name changed to Federated Hermes Kaufmann Small Cap Fund

12/31/10 - Class K Shares were renamed Class R Shares

EXHIBIT H

to the

Distribution Plan

FEDERATED EQUITY FUNDS:

Federated Kaufmann Small Cap Fund

Class K Shares

This Amendment to the Distribution Plan is adopted as of the 20th day of May, 2005, by Federated Equity Funds with respect to the Class C Shares of the portfolios of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.50 of 1% of the average aggregate net asset value of the Class K Shares of the portfolios of Federated Equity Funds held during the month.

Witness the due execution hereof this 1st day of September, 2005.

FEDERATED EQUITY FUNDS

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

6/29/20 – Name changed to Federated Hermes Mid-Cap Growth Fund

12/29/16-Federated Mid-Cap Growth Strategies Fund name changed to Federated MDT Mid-Cap Growth Fund.

9/1/16 – R Shares converted to R6 Shares and R Shares terminated

1/18/13 – Name changed to Federated MDT Mid-Cap Growth Strategies Fund

12/31/10 - Class K Shares were renamed Class R Shares

EXHIBIT I

to the

Distribution Plan

FEDERATED EQUITY FUNDS:

Federated Mid-Cap Growth Strategies Fund

Class K Shares

This Amendment to the Distribution Plan is adopted as of the 18th day of August, 2006, by Federated Equity Funds with respect to the Class K Shares of the portfolios of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.50 of 1% of the average aggregate net asset value of the Class K Shares of the portfolios of Federated Equity Funds held during the month.

Witness the due execution hereof this 1st day of September, 2006.

FEDERATED EQUITY FUNDS

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

12/1/07 - See Amendment #1 to Exhibit J

Federated Atlas Fund changed its name to Federated Intercontinental Fund prior to effectiveness.

EXHIBIT J

to the

Distribution Plan

FEDERATED EQUITY FUNDS:

Federated Atlas Fund

Class A Shares

This Amendment to the Distribution Plan is adopted as of the 15th day of February, 2007, by Federated Equity Funds with respect to the Class A Shares of the portfolios of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.25 of 1% of the average aggregate net asset value of the Class A Shares of the portfolios of Federated Equity Funds held during the month.

Witness the due execution hereof this 1st day of March, 2007.

FEDERATED EQUITY FUNDS

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

8/25/17-Federated Intercontinental Fund merged into Federated International Leaders Fund.

Amendment #1 to EXHIBIT J

to the

Distribution Plan

FEDERATED EQUITY FUNDS:

Federated InterContinental Fund

Class A Shares

This Amendment #1 to Exhibit J to the Distribution Plan is adopted as of the 15th day of November, 2007, by Federated Equity Funds with respect to the Class A Shares of the portfolios of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.05 of 1% of the average aggregate net asset value of the Class A Shares of Federated InterContinental Fund held during the month.

Witness the due execution hereof this 1st day of December, 2007.

FEDERATED EQUITY FUNDS

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

Federated Atlas Fund changed its name to Federated Intercontinental Fund prior to effectiveness.

EXHIBIT K

to the

Distribution Plan

FEDERATED EQUITY FUNDS:

Federated Atlas Fund

Class C Shares

This Amendment to the Distribution Plan is adopted as of the 15th day of February, 2007, by Federated Equity Funds with respect to the Class C Shares of the portfolios of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.75 of 1% of the average aggregate net asset value of the Class C Shares of the portfolios of Federated Equity Funds held during the month.

Witness the due execution hereof this 1st day of March, 2007.

FEDERATED EQUITY FUNDS

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

9/1/16 – Class R Shares converted into Class R6 Shares and Class R Shares terminated

12/31/10 - Class K Shares were renamed Class R Shares

Federated Atlas Fund changed its name to Federated Intercontinental Fund prior to effectiveness.

EXHIBIT L

to the

Distribution Plan

FEDERATED EQUITY FUNDS:

Federated Atlas Fund

Class K Shares

This Amendment to the Distribution Plan is adopted as of the 15th day of February, 2007, by Federated Equity Funds with respect to the Class K Shares of the portfolios of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.50 of 1% of the average aggregate net asset value of the Class K Shares of the portfolios of Federated Equity Funds held during the month.

Witness the due execution hereof this 1st day of March, 2007.

FEDERATED EQUITY FUNDS

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

6/29/20 – Name changed to Federated Hermes Kaufmann Large Cap Fund

EXHIBIT M

to the

Distribution Plan

FEDERATED EQUITY FUNDS:

Federated Kaufmann Large Cap Fund

Class A Shares

This Amendment to the Distribution Plan is adopted as of the 17th day of August, 2007, by Federated Equity Funds with respect to the Class A Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.25 of 1% of the average aggregate net asset value of the Class A Shares of the portfolios of Federated Equity Funds held during the month.

Witness the due execution hereof this 17th day of September, 2007.

FEDERATED EQUITY FUNDS

By: /s/ J. Christopher Donaue

Name: J. Christopher Donahue

Title: President

6/29/20 – Name changed to Federated Hermes Kaufmann Large Cap Fund

EXHIBIT N

to the

Distribution Plan

FEDERATED EQUITY FUNDS:

Federated Kaufmann Large Cap Fund

Class C Shares

This Amendment to the Distribution Plan is adopted as of the 17th day of August, 2007, by Federated Equity Funds with respect to the Class C Shares of the portfolios of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.75 of 1% of the average aggregate net asset value of the Class C Shares of the portfolios of Federated Equity Funds held during the month.

Witness the due execution hereof this 17th day of September, 2007.

FEDERATED EQUITY FUNDS

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

6/29/20 – Name changed to Federated Hermes Kaufmann Large Cap Fund

12/31/10 - Class K Shares were renamed Class R Shares

EXHIBIT O

to the

Distribution Plan

FEDERATED EQUITY FUNDS:

Federated Kaufmann Large Cap Fund

Class K Shares

This Amendment to the Distribution Plan is adopted as of the 17th day of August, 2007, by Federated Equity Funds with respect to the Class K Shares of the portfolios of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.50 of 1% of the average aggregate net asset value of the Class K Shares of the portfolios of Federated Equity Funds held during the month.

Witness the due execution hereof this 17th day of September, 2007.

FEDERATED EQUITY FUNDS

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

4/19/13 – Federated Capital Appreciation Fund reorganized into Federated Equity Income Fund, Inc.

12/31/12 – Federated Prudent Absolute Return Fund changed its name to Federated Absolute Return Fund

8/1/12 – Federated Market Opportunity Fund changed its name to Federated Prudent Absolute Return Fund

EXHIBIT P

to the

Distribution Plan

FEDERATED EQUITY FUNDS:

Federated Capital Appreciation Fund

Federated Market Opportunity Fund

Class A Shares

This Exhibit P to the Distribution Plan is adopted as of the 15th day of November, 2007, by Federated Equity Funds with respect to the Class A Shares of the portfolios of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.05 of 1% of the average aggregate net asset value of the Class A Shares of the portfolios of Federated Equity Funds set forth above held during the month.

Witness the due execution hereof this 1st day of December, 2007.

FEDERATED EQUITY FUNDS

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

6/29/20 – Name changed to Federated Hermes International Strategic Value Dividend Fund

3/31/10 – Name changed to Federated International Strategic Value Dividend Fund

EXHIBIT Q

to the

Distribution Plan

FEDERATED EQUITY FUNDS:

Federated International Strategic Value Fund

Class A Shares

This Exhibit Q to the Distribution Plan is adopted as of the 14th day of February, 2008, by Federated Equity Funds with respect to the Class A Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.05 of 1% of the average aggregate net asset value of the Class A Shares of the portfolios of Federated Equity Funds set forth above held during the month.

Witness the due execution hereof this 1st day of March, 2008.

FEDERATED EQUITY FUNDS

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

6/29/20 – Name changed to Federated Hermes International Strategic Value Dividend Fund

3/31/10 – Name changed to Federated International Strategic Value Dividend Fund

EXHIBIT R

to the

Distribution Plan

FEDERATED EQUITY FUNDS:

Federated International Strategic Value Fund

Class C Shares

This Exhibit R to the Distribution Plan is adopted as of the 14th day of February, 2008, by Federated Equity Funds with respect to the Class C Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.75 of 1% of the average aggregate net asset value of the Class C Shares of the portfolios of Federated Equity Funds set forth above held during the month.

Witness the due execution hereof this 1st day of March, 2008.

FEDERATED EQUITY FUNDS

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

6/29/20 – Name changed to Federated Hermes Prudent Bear Fund

EXHIBIT S

to the

Distribution Plan

FEDERATED EQUITY FUNDS:

Federated Prudent Bear Fund

Class A Shares

This Exhibit S to the Distribution Plan is adopted as of the 15th day of August, 2008, by Federated Equity Funds with respect to the Class A Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.05 of 1% of the average aggregate net asset value of the Class A Shares of the portfolios of Federated Equity Funds set forth above held during the month.

Witness the due execution hereof this 1st day of September, 2008.

FEDERATED EQUITY FUNDS

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

6/29/20 – Name changed to Federated Hermes Prudent Bear Fund

EXHIBIT T

to the

Distribution Plan

FEDERATED EQUITY FUNDS:

Federated Prudent Bear Fund

Class C Shares

This Exhibit T to the Distribution Plan is adopted as of the 15th day of August, 2008, by Federated Equity Funds with respect to the Class C Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.75 of 1% of the average aggregate net asset value of the Class C Shares of the portfolios of Federated Equity Funds set forth above held during the month.

Witness the due execution hereof this 1st day of September, 2008.

FEDERATED EQUITY FUNDS

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

2/19/10 – Portfolio terminated

EXHIBIT U

to the

Distribution Plan

FEDERATED EQUITY FUNDS:

Federated Clover Mid Value Fund

Class A Shares

This Exhibit U to the Distribution Plan is adopted as of the 13th day of November, 2008, by Federated Equity Funds with respect to the Class A Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.05 of 1% of the average aggregate net asset value of the Class A Shares of the portfolios of Federated Equity Funds set forth above held during the month.

Witness the due execution hereof this 1st day of December, 2008.

FEDERATED EQUITY FUNDS

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

2/19/10 – Portfolio terminated

EXHIBIT V

to the

Distribution Plan

FEDERATED EQUITY FUNDS:

Federated Clover Mid Value Fund

Class C Shares

This Exhibit V to the Distribution Plan is adopted as of the 13th day of November, 2008, by Federated Equity Funds with respect to the Class C Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.75 of 1% of the average aggregate net asset value of the Class C Shares of the portfolios of Federated Equity Funds set forth above held during the month.

Witness the due execution hereof this 1st day of December, 2008.

FEDERATED EQUITY FUNDS

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

6/29/20 – Name changed to Federated Hermes Clover Small Value Fund

EXHIBIT W

to the

Distribution Plan

FEDERATED EQUITY FUNDS:

Federated Clover Small Value Fund

Class A Shares

This Exhibit W to the Distribution Plan is adopted as of the 13th day of November, 2008, by Federated Equity Funds with respect to the Class A Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.05 of 1% of the average aggregate net asset value of the Class A Shares of the portfolios of Federated Equity Funds set forth above held during the month.

Witness the due execution hereof this 1st day of December, 2008.

FEDERATED EQUITY FUNDS

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

6/29/20 – Name changed to Federated Hermes Clover Small Value Fund

EXHIBIT X

to the

Distribution Plan

FEDERATED EQUITY FUNDS:

Federated Clover Small Value Fund

Class C Shares

This Exhibit X to the Distribution Plan is adopted as of the 13th day of November, 2008, by Federated Equity Funds with respect to the Class C Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.75 of 1% of the average aggregate net asset value of the Class C Shares of the portfolios of Federated Equity Funds set forth above held during the month.

Witness the due execution hereof this 1st day of December, 2008.

FEDERATED EQUITY FUNDS

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

12/8/17 - Reorganized into the new FMLCV.

EXHIBIT Y

to the

Distribution Plan

FEDERATED EQUITY FUNDS:

Federated Clover Value Fund

Class A Shares

This Exhibit Y to the Distribution Plan is adopted as of the 13th day of November, 2008, by Federated Equity Funds with respect to the Class A Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.05 of 1% of the average aggregate net asset value of the Class A Shares of the portfolios of Federated Equity Funds set forth above held during the month.

Witness the due execution hereof this 1st day of December, 2008.

FEDERATED EQUITY FUNDS

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

December 8, 2017 - Removed Federated Clover Value Fund. (Reorganizing into the new FMLCV.)

EXHIBIT Z

to the

Distribution Plan

FEDERATED EQUITY FUNDS:

Federated Clover Value Fund

Class C Shares

This Exhibit Z to the Distribution Plan is adopted as of the 13th day of November, 2008, by Federated Equity Funds with respect to the Class C Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.75 of 1% of the average aggregate net asset value of the Class C Shares of the portfolios of Federated Equity Funds set forth above held during the month.

Witness the due execution hereof this 1st day of December, 2008.

FEDERATED EQUITY FUNDS

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

12/31/10 - Class K Shares were renamed Class R Shares

EXHIBIT AA

to the

Distribution Plan

FEDERATED EQUITY FUNDS:

Federated Clover Value Fund

Class K Shares

This Exhibit AA to the Distribution Plan is adopted as of the 13th day of November, 2008, by Federated Equity Funds with respect to the Class K Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.50 of 1% of the average aggregate net asset value of the Class K Shares of the portfolios of Federated Equity Funds set forth above held during the month.

Witness the due execution hereof this 1st day of December, 2008.

FEDERATED EQUITY FUNDS

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

7/7/17 – Federated Emerging Markets Equity Fund liquidated.

4/28/14 – Name changed to Federated Emerging Markets Equity Fund

EXHIBIT BB

to the

Distribution Plan

FEDERATED EQUITY FUNDS:

Federated Global Equity Fund

Class A Shares

This Exhibit BB to the Distribution Plan is adopted as of the 13th day of August, 2010, by Federated Equity Funds with respect to the Class A Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.05 of 1% of the average aggregate net asset value of the Class A Shares of the portfolios of Federated Equity Funds set forth above held during the month.

Witness the due execution hereof this 1st day of September, 2010.

FEDERATED EQUITY FUNDS

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

7/7/17- Federated Emerging Markets Equity Fund liquidated.

4/28/14 – Name changed to Federated Emerging Markets Equity Fund

EXHIBIT CC

to the

Distribution Plan

FEDERATED EQUITY FUNDS:

Federated Global Equity Fund

Class C Shares

This Exhibit CC to the Distribution Plan is adopted as of the 13th day of August, 2010, by Federated Equity Funds with respect to the Class C Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.75 of 1% of the average aggregate net asset value of the Class C Shares of the portfolios of Federated Equity Funds set forth above held during the month.

Witness the due execution hereof this 1st day of September, 2010.

FEDERATED EQUITY FUNDS

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

6/29/20 – Name changed to Federated Hermes Clover Small Value Fund

EXHIBIT DD

to the

Distribution Plan

FEDERATED EQUITY FUNDS:

Federated Clover Small Value Fund

Class R Shares

This Exhibit DD to the Distribution Plan is adopted as of the 13th day of August, 2010, by Federated Equity Funds with respect to the Class R Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.50 of 1% of the average aggregate net asset value of the Class R Shares of the portfolios of Federated Equity Funds set forth above held during the month.

Witness the due execution hereof this 1st day of September, 2010.

FEDERATED EQUITY FUNDS

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

2/24/17 – Fund liquidated

EXHIBIT EE

to the

Distribution Plan

FEDERATED EQUITY FUNDS:

Federated Managed Risk Fund

Class A Shares

This Exhibit to the Distribution Plan is adopted as of the 16th day of August, 2013, by Federated Equity Funds with respect to the Class A Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.05 of 1% of the average aggregate net asset value of the Class A Shares of the portfolio of Federated Equity Funds set forth above held during the month.

Witness the due execution hereof this 1st day of September, 2013.

FEDERATED EQUITY FUNDS

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

6/23/17-Federated Managed Volatility Fund liquidated.

EXHIBIT FF

to the

Distribution Plan

FEDERATED EQUITY FUNDS:

Federated Managed Volatility Fund

Class A Shares

This Exhibit to the Distribution Plan is adopted as of the 15th day of August, 2014, by Federated Equity Funds with respect to the Class A Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.05 of 1% of the average aggregate net asset value of the Class A Shares of the portfolio of Federated Equity Funds set forth above held during the month.

Witness the due execution hereof this 1st day of September, 2014.

FEDERATED EQUITY FUNDS

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

6/23/17 – Federated Managed Volatility Fund liquidated.

EXHIBIT GG

to the

Distribution Plan

FEDERATED EQUITY FUNDS:

Federated Managed Volatility Fund

Class C Shares

This Exhibit to the Distribution Plan is adopted as of the 15th day of August, 2014, by Federated Equity Funds with respect to the Class C Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.75 of 1% of the average aggregate net asset value of the Class C Shares of the portfolio of Federated Equity Funds set forth above held during the month.

Witness the due execution hereof this 1st day of September, 2014.

FEDERATED EQUITY FUNDS

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

1/22/21 – Federated Hermes Global Strategic Value Dividend Fund liquidated.

6/29/20 – Name changed to Federated Hermes Global Strategic Value Dividend Fund

EXHIBIT HH

to the

Distribution Plan

FEDERATED EQUITY FUNDS:

Federated Global Strategic Value Dividend Fund

Class A Shares

This Exhibit to the Distribution Plan is adopted as of the 17th day of November, 2016, by Federated Equity Funds with respect to the Class A Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.05% of 1% of the average aggregate net asset value of the Class A Shares of the portfolio of Federated Equity Funds set forth above held during the month.

Witness the due execution hereof this 1st day of December, 2016.

FEDERATED EQUITY FUNDS

By: _/s/ J./ Christopher Donahue

Name: J. Christopher Donahue

Title: President

1/22/21 – Federated Hermes Global Strategic Value Dividend Fund liquidated.

6/29/20 – Name changed to Federated Hermes Global Strategic Value Dividend Fund

EXHIBIT II

to the

Distribution Plan

FEDERATED EQUITY FUNDS:

Federated Global Strategic Value Dividend Fund

Class C Shares

This Exhibit to the Distribution Plan is adopted as of the 17th day of November, 2016, by Federated Equity Funds with respect to the Class C Shares of the portfolio of the Trust set forth above.

As compensation for the services provided pursuant to this Plan, FSC will be paid a monthly fee computed at the annual rate of 0.75 of 1% of the average aggregate net asset value of the Class C Shares of the portfolio of Federated Equity Funds set forth above held during the month.

Witness the due execution hereof this 1st day of December, 2016.

FEDERATED EQUITY FUNDS

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President